Putnam
Europe
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-02

[GRAPHIC OMITTED: CURRENCY]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

These are unusually challenging times for equity investors and many have sought to cut their losses by getting entirely out of the market. However, for investors who had what they believed was an effective investment program before the markets began their decline and still have several years before they need to make withdrawals, it is our view that this was exactly the wrong thing to do.

History has been on the side of investors who have dared to weather even sustained periods of market retreat. We urge you to remain patient as the current market troubles work themselves out. Of course, it is always a good idea to consult your financial advisor for specific counsel.

The fiscal year ended June 30, 2002, was certainly a challenging one for your fund, Putnam Europe Growth Fund, as European markets followed the U.S. market into retreat, especially in the weeks after the tragic events of last September 11. While it is always disappointing to report a loss, it is somewhat encouraging to note that the fund's decline was significantly milder than those posted by many U.S.-based growth portfolios. On the following pages, you will find a full discussion of the reasons for the loss and the team's expectations for the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 21, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam International Core Team

European markets experienced many ups and downs during Putnam Europe Growth Fund's fiscal year, which ended on June 30, 2002. The months of April, May, and June were negative for stock prices but positive for the euro and the British pound. Since both currencies appreciated substantially relative to the United States dollar, they helped offset the stock price declines for U.S. investors. The currency appreciation, we believe, is a better reflection of Europe's fundamental conditions at this time. The region's economy appears to be recovering and supporting a better outlook for business profits than has been the case during the past year. While your fund had better results than the mainstream of the U.S. stock market, it underperformed its benchmark index and its peers in the Lipper European Region fund category as holdings in the pharmaceutical, insurance, and telecommunications sectors were disappointing amid recent volatility.

Total return for 12 months ended 6/30/02

      Class A         Class B          Class C           Class M
    NAV     POP      NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
   -9.96% -15.15%  -10.64% -15.11%  -10.66% -11.55%  -10.43%  -13.58%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* EUROPE STRUGGLED WITH SLUGGISH GROWTH, TROUBLED COMPANIES

Europe's recent economic downturn was less sharp than that of the United States. It also had wider regional variations. The United Kingdom, home to Europe's largest stock market, continued growing throughout the past year, while Germany, the region's largest economy, is still stuck in neutral and approximately 10% of its workforce, or about 4 million people, are unemployed.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                12.5%

Oil and gas            10.6%

Pharmaceuticals        10.2%

Insurance               8.9%

Telecommunications      7.1%

Footnote reads:
*Based on net assets as of 6/30/02. Holdings will vary over time.

European capital markets rode a rollercoaster over 12 months, plunging between July and September, rallying until December, leveling off during early 2002, and then sliding again through the end of your fund's fiscal year, June 30. This last decline affected all sectors and markets, though there were still significant differences among them. Basic materials and energy stocks did well, reflecting rising economic activity and high oil prices. The worst sectors remained technology and telecommunications. Europe's technology sector is relatively small and was easy for your fund to avoid, the telecommunications sector is much larger and, in some ways, more troubled. Fortunately the fund did not own some of the worst-performing stocks in this sector, such as France Telecom and Deutsche Telecom, which were burdened by heavy debt obligations and slow growth.

"For investors seeking European stock exposure, this offering is a solid choice."

-- Morningstar Mutual Funds, March 31, 2002

Europe has not been immune from the accounting misrepresentations that damaged U.S. stocks. Your fund felt the effects in February when Elan Corp., an Irish pharmaceuticals company, restated its financial results to show lower earnings. We sold the stock after it dropped following the announcement.

* ASTUTE SECTOR POSITIONING HELPED PERFORMANCE

We positioned the fund with a moderately defensive stance for much of the period. Our stock selection strategy is well suited to this because it is designed to identify stocks priced below their true worth based on our estimates of future cash flows. Stocks with strong cash flows tend to attract buyers during uncertain times when profit margins are under pressure. We also analyze sectors to decide which face the most attractive prospects. For much of the period, we favored basic material stocks, which were priced attractively and poised to benefit from stronger economic activity. Examples included Rio Tinto PLC of the United Kingdom and CRH PLC of Ireland, stocks the fund still holds.

We kept the fund's exposure modest to technology and telecommunications stocks, except during the market rebound of late 2001, when we added Nokia of Finland and Vodafone Group of the United Kingdom, which were temporarily undervalued. After December, we sold a portion of the fund's position in Nokia after the stock had recovered. While the fund has had some exposure to Nokia's volatile performance, we have avoided other large technology stocks such as Alcatel of France and Infineon of Germany, considering them overvalued relative to their growth prospects. In the telecommunications sector, we owned a handful of companies with relatively low debts and little price competition in their home markets, such as Telecom Italia, Portugal Telecom, and Telefonica of Spain. We also maintained a position in Ericsson of Sweden. This stock has not performed well but we like its prospects. Ericsson is getting out of the extremely competitive market for wireless telephone handsets, but remains the dominant manufacturer of wireless infrastructure equipment. We believe this segment of the sector is likely to recover first. Although these holdings, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

Fund Profile

Putnam Europe Growth Fund seeks capital appreciation by investing primarily in common stocks of companies located in Europe. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below their worth. It is suitable for investors seeking capital appreciation and willing to accept the risks of investing in international markets.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA
France
Oil and gas

AstraZeneca PLC
United Kingdom
Pharmaceuticals

ING Groep NV
Netherlands
Insurance

Muenchener Rueckversicherungs-
Gesellschaft AG
Germany
Insurance

Vodafone Group PLC
United Kingdom
Telecommunications

Nestle SA
Switzerland
Food

Shell Transport & Trading Company PLC
United Kingdom
Oil and gas

BP PLC
United Kingdom
Oil and gas

BASF AG
Germany
Chemicals

BNP Paribas SA
France
Banking

Footnote reads:
These holdings represent 32.4% of the fund's net assets as of 6/30/02. Portfolio holdings will vary over time.

Our decision to favor pharmaceutical stocks proved less rewarding as the year wore on. Early in the year, holdings such as Sanofi-Synthelabo of France and AstraZeneca of the United Kingdom performed well. However, the industry declined in the wake of the Elan situation and, more recently, concerns about patent expirations have kept investors skeptical.

* MARKET EXPOSURES GUIDED BY STOCK FUNDAMENTALS

The fund's market weightings were guided primarily by our stock preferences rather than top-down considerations. This reflects in part the increasing integration of European markets, especially those within the euro zone. Differences in economic performance and government policies have narrowed.

For example, the fund was overweighted in France relative to its benchmark index, but we kept exposure to the United Kingdom underweight. This was not an indication that we considered investment conditions in France superior to those in the United Kingdom; we simply found relatively more French stocks that we considered undervalued and very well managed. Companies like TotalFinaElf, Sanofi-Synthelabo, and BNP Paribas were chief among them. Recently, the French market underperformed Europe in general, but we still like the long-term outlook for these stocks.

The United Kingdom, a much larger stock market than France, offered proportionally fewer stocks with a valuation advantage. Within the financial sector, in particular, we avoided U.K. banks and instead favored insurance companies in other European markets, such as ING in the Netherlands and Allianz and Muenchener Rueckversicherungs (Munich
Re) in Germany. This was detrimental to the fund's performance in the spring, when investors preferred the relative safety of U.K. banks to insurance companies that had declined because of their exposure to capital markets. However, we believe the insurers have a stronger long-term outlook, especially because the Bank of England appeared to be inclined to raise interest rates, which would slow lending by British banks.

* EUROPE IS MORE ATTRACTIVE, BUT RECOVERY MAY BE SLOW

European market conditions appear favorable for a recovery in stock prices, but are still dogged by enough uncertainty that the process could be long and gradual. According to our analysis, as of the end of the period, European equities were undervalued relative to those in the United States. During the last few months of the fiscal year, the value of the euro relative to the U.S. dollar rose by more than 10%, to its highest level in two years. The unified currency has proven a success in integrating Europe's economy and financial markets, making Europe a more attractive and less costly place to invest. European interest rates, reduced in the wake of September 11, seem likely to remain low, in part because the stronger euro can smother inflationary pressures for the time being. Currency strength should also encourage consumer and business confidence.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single sector or region may be subject to more volatility than funds investing in a diverse group of sectors or regions.

This fund is managed by the Putnam International Core Team. The team's members are Omid Kamshad (Portfolio Leader), Joshua Byrne (Portfolio Member), Pamela Holding (Portfolio Member), Nicholas Melhuish (Portfolio Member), Simon Davis, Daniel Grana, Stephen Oler, Carmel Peters, and George Stairs.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 6/30/02

                    Class A        Class B         Class C         Class M
(inception dates)   (9/7/90)       (2/1/94)       (7/26/99)       (12/1/94)
                   NAV    POP     NAV   CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -9.96% -15.15% -10.64% -15.11% -10.66% -11.55% -10.43% -13.58%
------------------------------------------------------------------------------
5 years          12.37    5.89    8.43    6.70    8.28    8.28    9.86    6.03
Annual average    2.36    1.15    1.63    1.31    1.60    1.60    1.90    1.18
------------------------------------------------------------------------------
10 years        147.23  132.93  130.14  130.14  129.52  129.52  137.07  128.79
Annual average    9.47    8.82    8.69    8.69    8.66    8.66    9.02    8.63
------------------------------------------------------------------------------
Annual average
(life of fund)    9.93    9.38    9.12    9.12    9.11    9.11    9.43    9.10
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/02

                           MSCI Europe           Consumer
                             Index              price index
------------------------------------------------------------------------------
1 year                       -7.71%                 1.01%
------------------------------------------------------------------------------
5 years                      12.98                 12.03
Annual average                2.47                  2.30
------------------------------------------------------------------------------
10 years                    126.00                 28.17
Annual average                8.50                  2.51
------------------------------------------------------------------------------
Annual average
(life of fund)                8.34                  2.67
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/30/92

               Fund's class A         MSCI Europe         Consumer price
Date            shares at POP            Index                index

6/30/92             9,425               10,000               10,000
6/30/93             9,488                9,749               10,300
6/30/94            11,332               11,296               10,556
6/30/95            13,694               13,418               10,877
6/30/96            16,134               15,388               11,184
6/30/97            20,730               20,003               11,441
6/30/98            28,031               27,416               11,626
6/30/99            27,191               27,185               11,854
6/30/00            33,735               31,290               12,297
6/30/01            25,869               24,487               12,689
6/30/02           $23,293              $22,600              $12,817

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $23,014 and $22,952, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $23,707 ($22,879 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                1            --            --             1
------------------------------------------------------------------------------
Income              $0.1270          --            --         $0.0120
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total             $0.1270          --            --         $0.0120
------------------------------------------------------------------------------
Share value:      NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
6/30/01          $18.63  $19.77    $17.95        $18.39    $18.39  $19.06
------------------------------------------------------------------------------
6/30/02           16.65   17.67     16.04         16.43     16.46   17.06
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged list of equity securities originating in one of the 15 European countries, with all values expressed in U.S. dollars. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Growth Fund (the "fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2002



THE FUND'S PORTFOLIO
June 30, 2002

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Belgium (1.3%)
-------------------------------------------------------------------------------------------------------------------
             27,000 Electrabel SA                                                                     $   6,238,393
            337,227 Fortis                                                                                7,185,664
                                                                                                      -------------
                                                                                                         13,424,057

Denmark (2.2%)
-------------------------------------------------------------------------------------------------------------------
            731,483 Danske Bank A/S                                                                      13,471,769
            304,100 TDC A/S                                                                               8,411,053
                                                                                                      -------------
                                                                                                         21,882,822

Finland (1.5%)
-------------------------------------------------------------------------------------------------------------------
            721,400 Nokia OYJ                                                                            10,556,440
            195,080 TietoEnator OYJ                                                                       4,815,550
                                                                                                      -------------
                                                                                                         15,371,990

France (16.2%)
-------------------------------------------------------------------------------------------------------------------
            396,902 BNP Paribas SA                                                                       21,946,458
            455,656 Bouygues SA                                                                          12,728,088
            952,204 Havas SA                                                                              5,857,485
            117,200 Lafarge                                                                              11,688,051
            372,400 PSA Peugeot Citroen                                                                  19,323,043
            219,924 Publicis Groupe                                                                       6,069,425
            313,278 Sanofi-Synthelabo SA                                                                 19,054,771
            120,228 Societe Generale                                                                      7,918,166
             99,898 Societe Television Francaise I                                                        2,674,111
            292,631 TotalFinaElf SA Class B                                                              47,502,369
              9,305 Vinci SA                                                                                630,740
              5,767 Vinci SA 144A                                                                           390,916
            162,600 Vivendi Environnement                                                                 5,017,226
                                                                                                      -------------
                                                                                                        160,800,849

Germany (10.5%)
-------------------------------------------------------------------------------------------------------------------
             43,233 Allianz AG                                                                            8,657,180
            517,871 BASF AG                                                                              24,007,687
            236,261 Bayerische Motoren Werke (BMW) AG                                                     9,739,612
            346,251 Deutsche Lufthansa AG                                                                 4,854,813
            193,600 Deutsche Post AG                                                                      2,456,414
            143,300 E.On AG                                                                               8,348,171
             13,033 Marschollek, Lautenschlaeger und Partner (MLP) AG                                       404,559
            303,171 Metro AG                                                                              9,279,882
            147,887 Muenchener Rueckversicherungs-Gesellschaft AG                                        34,972,658
             64,410 Volkswagen AG                                                                         3,129,043
                                                                                                      -------------
                                                                                                        105,850,019

Ireland (2.8%)
-------------------------------------------------------------------------------------------------------------------
            739,744 Allied Irish Banks PLC                                                                9,743,846
            644,300 Bank of Ireland                                                                       8,003,167
            409,259 CRH PLC                                                                               6,849,535
            205,700 Irish Life & Permanent PLC                                                            2,975,535
                                                                                                      -------------
                                                                                                         27,572,083

Italy (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,237,900 Mediaset SpA                                                                          9,595,074
          1,317,596 Sanpaolo IMI SpA                                                                     13,218,102
          2,321,200 Snam Rete Gas SpA 144A (NON)                                                          6,852,939
            664,692 Telecom Italia SpA                                                                    3,524,422
                                                                                                      -------------
                                                                                                         33,190,537

Netherlands (9.3%)
-------------------------------------------------------------------------------------------------------------------
            116,055 Gucci Group NV                                                                       10,979,964
            454,957 Hagemeyer NV                                                                          6,289,144
          1,482,454 ING Groep NV                                                                         38,058,152
            697,805 Koninklijke (Royal) Philips Electronics NV                                           19,478,388
            755,010 Reed Elsevier NV                                                                     10,287,857
            320,100 TPG NV                                                                                7,228,446
                                                                                                      -------------
                                                                                                         92,321,951

Portugal (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,258,486 Portugal Telecom, SGPS, SA                                                           15,944,708

Spain (3.2%)
-------------------------------------------------------------------------------------------------------------------
            658,566 Altadis SA                                                                           13,590,603
            406,200 Iberdrola SA                                                                          5,915,958
          1,429,624 Telefonica SA (NON)                                                                  11,998,691
                                                                                                      -------------
                                                                                                         31,505,252

Sweden (2.9%)
-------------------------------------------------------------------------------------------------------------------
            230,200 Electrolux AB Class B                                                                 4,648,050
          1,251,323 Investor AB Class B                                                                  10,964,450
            521,277 Svenska Handelsbanken AB Class A                                                      7,971,984
          3,225,676 Telefonaktiebolaget LM Ericsson AB Class B (NON)                                      4,880,419
                                                                                                      -------------
                                                                                                         28,464,903

Switzerland (11.8%)
-------------------------------------------------------------------------------------------------------------------
          1,025,300 ABB, Ltd. (NON)                                                                       9,131,083
            104,700 Alcon, Inc. (NON)                                                                     3,585,975
            192,720 Ciba Specialty Chemicals AG                                                          15,446,875
            450,522 Compagnie Financiere Richemont AG                                                    10,250,148
            290,800 Clariant AG                                                                           6,919,156
             57,349 Holcim, Ltd. Class B                                                                 13,163,519
             22,320 Julius Baer Holdings, Ltd. AG Class B                                                 6,413,362
            120,385 Nestle SA                                                                            28,077,426
            343,104 Novartis AG                                                                          15,093,532
             14,367 Synthes-Stratec, Inc.                                                                 8,787,451
                                                                                                      -------------
                                                                                                        116,868,527

United Kingdom (32.1%)
-------------------------------------------------------------------------------------------------------------------
            553,600 Abbey National PLC                                                                    6,513,259
          1,053,100 Airtours PLC                                                                          2,467,571
          1,119,958 AstraZeneca PLC                                                                      46,357,122
          1,560,700 Barclays PLC                                                                         13,129,358
          1,312,900 BHP Billiton PLC                                                                      7,153,073
          3,037,907 BP PLC                                                                               25,510,034
          1,383,700 Brambles Industries PLC                                                               6,922,001
            316,200 British Sky Broadcasting PLC 144A (NON)                                               3,031,081
          1,717,400 Compass Group PLC                                                                    10,416,924
            810,000 Diageo PLC                                                                           10,517,429
          2,376,200 Dixons Group PLC                                                                      6,925,791
            948,867 GlaxoSmithKline PLC                                                                  20,505,320
          1,492,900 Hays PLC                                                                              3,503,772
          2,681,400 Hilton Group PLC                                                                      9,327,330
          1,686,746 HSBC Holdings PLC (NON)                                                              19,395,184
            478,600 Next PLC                                                                              6,797,881
            468,279 Rio Tinto PLC                                                                         8,585,296
          3,390,494 Shell Transport & Trading Company PLC                                                25,577,209
            594,400 South African Breweries PLC                                                           4,651,620
            551,700 South African Breweries PLC 144A                                                      4,317,461
          5,629,126 Tesco PLC                                                                            20,460,409
            794,800 United Business Media PLC                                                             5,269,047
         22,210,716 Vodafone Group PLC                                                                   30,464,218
          2,688,590 William Morrison Supermarkets PLC                                                     8,317,745
          1,502,155 WPP Group PLC                                                                        12,682,635
                                                                                                      -------------
                                                                                                        318,798,770
                                                                                                      -------------
                    Total Common Stocks (cost $926,866,350)                                           $ 981,996,468


SHORT-TERM INVESTMENTS (0.7%) (a) (cost $6,762,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         6,766,111 Short-term investments held as collateral for loaned securities with yields ranging from 1.78% to 1.98%
                    and due dates ranging from July 1, 2002 to
                    August 26, 2002 (d)                                                               $   6,762,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $933,628,350) (b)                                         $ 988,758,468
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $994,548,395.

  (b) The aggregate identified cost on a tax basis is $954,904,426, resulting in gross unrealized appreciation and depreciation of $98,858,304 and $65,004,262, respectively, or net unrealized appreciation of $33,854,042.

(NON) Non-income-producing security.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at June 30, 2002 (as a percentage of net assets):

         Banking             12.5%
         Oil and gas         10.6
         Pharmaceuticals     10.2

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $6,513,089 of
securities on loan (identified cost $933,628,350) (Note 1)                   $  988,758,468
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,898,943
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              296,783
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   25,677,307
-------------------------------------------------------------------------------------------
Total assets                                                                  1,019,631,501

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  2,560,072
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,589,324
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,907,316
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,974,385
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          356,177
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       92,027
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,328
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              722,381
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                6,762,000
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              115,096
-------------------------------------------------------------------------------------------
Total liabilities                                                                25,083,106
-------------------------------------------------------------------------------------------
Net assets                                                                     $994,548,395

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,171,662,423
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      6,095,202
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (238,569,238)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                55,360,008
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $  994,548,395

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($570,805,755 divided by 34,281,436 shares)                                          $16.65
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $16.65)*                              $17.67
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($378,679,419 divided by 23,611,279 shares)**                                        $16.04
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($10,750,850 divided by 654,370 shares)**                                            $16.43
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($34,312,371 divided by 2,084,969 shares)                                            $16.46
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.46)*                              $17.06
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended June 30, 2002
Investment income
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,809,617)                                  $  25,173,344
-------------------------------------------------------------------------------------------
Interest                                                                            448,293
-------------------------------------------------------------------------------------------
Securities lending                                                                   84,411
-------------------------------------------------------------------------------------------
Total investment income                                                          25,706,048

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,664,479
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,754,747
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   52,751
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     26,054
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,652,238
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,615,013
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               134,294
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               310,615
-------------------------------------------------------------------------------------------
Other                                                                             1,076,384
-------------------------------------------------------------------------------------------
Total expenses                                                                   19,286,575
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,553,225)
-------------------------------------------------------------------------------------------
Net expenses                                                                     17,733,350
-------------------------------------------------------------------------------------------
Net investment income                                                             7,972,698
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (129,621,915)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                 24,526
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                         137,823
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                          439,798
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (14,296,019)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (143,315,787)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(135,343,089)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended June 30
                                                                   ------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $  7,972,698        $    3,228,308
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (129,459,566)         (106,030,426)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                          (13,856,221)         (361,565,341)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (135,343,089)         (464,367,459)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,809,935)             (436,959)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (29,039)                   --
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --           (24,906,665)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (20,293,571)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --              (419,648)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (1,911,474)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --           (60,022,283)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (48,905,242)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (1,011,304)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (4,606,438)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (303,033,459)              291,153
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (443,215,522)         (626,589,890)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,437,763,917         2,064,353,807
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income of
$6,095,202 and $2,692,689, respectively)                             $994,548,395        $1,437,763,917
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.63       $26.71       $21.72       $23.68       $18.96
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .17          .12          .11          .16          .31
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.02)       (6.05)        5.11         (.91)        5.91
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.85)       (5.93)        5.22         (.75)        6.22
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.01)        (.19)        (.21)        (.37)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)       (1.00)       (1.13)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.13)       (2.15)        (.23)       (1.21)       (1.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.65       $18.63       $26.71       $21.72       $23.68
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (9.96)      (23.32)       24.07        (2.99)       35.22
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $570,806     $786,342   $1,094,311     $903,697     $791,871
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.32         1.23         1.21         1.23         1.32
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.01          .52          .46          .72         1.46
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.68        88.89       110.71        65.08        48.86
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.95       $25.99       $21.14       $23.11       $18.56
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .04         (.05)        (.07)          --(d)       .14
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.95)       (5.85)        4.98         (.88)        5.80
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.91)       (5.90)        4.91         (.88)        5.94
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.02)        (.09)        (.26)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)       (1.00)       (1.13)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (2.14)        (.06)       (1.09)       (1.39)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.04       $17.95       $25.99       $21.14       $23.11
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.64)      (23.87)       23.23        (3.66)       34.26
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $378,679     $580,207     $877,126     $790,680     $633,294
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.07         1.98         1.96         1.98         2.07
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .23         (.24)        (.30)        (.01)         .69
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.68        88.89       110.71        65.08        48.86
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                            For the period
Per-share                                                    July 26, 1999+
operating performance                  Year ended June 30     to June 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.39       $26.56       $21.68
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (loss)(a)          .03         (.03)        (.02)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.99)       (6.00)        5.10
---------------------------------------------------------------------------
Total from
investment operations                  (1.96)       (6.03)        5.08
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --           --         (.16)
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)
---------------------------------------------------------------------------
Total distributions                       --        (2.14)        (.20)
---------------------------------------------------------------------------
Net asset value,
end of period                         $16.43       $18.39       $26.56
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.66)      (23.85)       23.06*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,751      $17,113      $13,501
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.07         1.98         1.82*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .20         (.12)        (.08)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 76.68        88.89       110.71
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.39       $26.50       $21.48       $23.51       $18.85
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .08          .01         (.02)         .02          .20
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.00)       (5.98)        5.08         (.85)        5.89
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.92)       (5.97)        5.06         (.83)        6.09
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)          --           --(d)      (.20)        (.30)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)       (1.00)       (1.13)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.01)       (2.14)        (.04)       (1.20)       (1.43)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.46       $18.39       $26.50       $21.48       $23.51
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (10.43)      (23.67)       23.58        (3.37)       34.56
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,312      $54,103      $79,416      $97,950      $42,614
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.82         1.73         1.71         1.73         1.82
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .47          .04         (.08)         .07          .99
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.68        88.89       110.71        65.08        48.86
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
June 30, 2002

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2002, the value of securities loaned amounted to $6,513,089. The fund received cash collateral of $6,762,000, which is pooled with collateral of other Putnam funds into 32 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $163,162,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover         Expiration
----------------       -------------
  $      883,000       June 30, 2009
     162,279,000       June 30, 2010

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2002, the fund reclassified $268,789 to increase undistributed net investment income and $161 to increase paid-in-capital, with an increase to accumulated net realized losses of $268,950.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At June 30, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2002, the fund's expenses were reduced by $1,553,225 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,866 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $63,806 and $52,483 from the sale of class A and class M shares, respectively, and received $1,103,633 and $2,722 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received $51,888 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $893,036,220 and $1,188,009,158, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract             Premiums
                                               Amounts             Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --            $     --
---------------------------------------------------------------------------
Options opened                                  68,600              24,526
Options expired                                (68,600)            (24,526)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                         --            $     --
---------------------------------------------------------------------------

Note 4
Capital shares

At June 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,462,202       $ 470,339,433
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               260,915           4,417,295
---------------------------------------------------------------------------
                                            27,723,117         474,756,728

Shares repurchased                         (35,642,797)       (615,342,633)
---------------------------------------------------------------------------
Net decrease                                (7,919,680)      $(140,585,905)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,806,586     $ 1,129,315,843
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,641,008          78,718,610
---------------------------------------------------------------------------
                                            55,447,594       1,208,034,453

Shares repurchased                         (54,211,628)     (1,185,896,120)
---------------------------------------------------------------------------
Net increase                                 1,235,966     $    22,138,333
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,400,119       $  23,268,780
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,400,119          23,268,780

Shares repurchased                         (10,110,307)       (166,313,989)
---------------------------------------------------------------------------
Net decrease                                (8,710,188)      $(143,045,209)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,932,132       $  87,372,829
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,948,583          61,625,519
---------------------------------------------------------------------------
                                             6,880,715         148,998,348

Shares repurchased                          (8,306,041)       (178,077,001)
---------------------------------------------------------------------------
Net decrease                                (1,425,326)      $ (29,078,653)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,301,182        $ 22,086,174
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,301,182          22,086,174

Shares repurchased                          (1,577,571)        (26,979,005)
---------------------------------------------------------------------------
Net decrease                                  (276,389)       $ (4,892,831)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,618,432        $ 34,189,214
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                51,480           1,102,183
---------------------------------------------------------------------------
                                             1,669,912          35,291,397

Shares repurchased                          (1,247,394)        (25,946,131)
---------------------------------------------------------------------------
Net increase                                   422,518        $  9,345,266
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,886,967        $ 32,113,337
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   807              13,536
---------------------------------------------------------------------------
                                             1,887,774          32,126,873

Shares repurchased                          (2,744,994)        (46,636,387)
---------------------------------------------------------------------------
Net decrease                                  (857,220)       $(14,509,514)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,822,093        $ 83,147,317
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               140,206           2,999,006
---------------------------------------------------------------------------
                                             3,962,299          86,146,323

Shares repurchased                          (4,016,702)        (88,260,116)
---------------------------------------------------------------------------
Net decrease                                   (54,403)       $ (2,113,793)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $27,798,024 or $0.458 per share (for all classes of shares). Taxes paid to foreign countries were $2,809,617 or $0.046 per share (for all classes of shares).

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.


George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of June 30, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Justin M. Scott                    Since 2002                    Managing Director of Putnam Management
(9/16/57),
Vice President

Omid Kamshad                       Since 1996                    Managing Director of Putnam Management
(9/12/62),
Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN005-79332  057/234/688  8/02